                                                                      EXHIBIT 99


Contacts:  Peter Q. Repetti
           Chief Financial Officer
           301-984-5409

           Nate Wallace
           Manager, Investor Relations
           301-984-5059

For Immediate Release

                      MANUGISTICS REPORTS FOURTH QUARTER
                            AND FISCAL 1999 RESULTS

     Rockville, MD, April 7, 1999 -- Manugistics Group, Inc. (Nasdaq: MANU), today reported quarterly revenues and earnings (losses) for the three month and 12 month periods ended February 28, 1999.

     Manugistics generated software license revenues of $15.2 million and total revenues of $40.5 million for the quarter ended February 28, 1999. The Company reported a proforma net loss for the quarter of $19.3 million or $0.72 per basic and diluted share (excluding the impact of a $33.1 million charge for restructuring and the deferred tax valuation allowance of $18.8 million), compared to proforma net income of $6.7 million or $0.27 per basic share and $0.25 per diluted share in the quarter ending February 28, 1998 (excluding the impact of a $47.3 million charge for purchased in-process research and development ("R&D") costs associated with the acquisition of ProMIRA Software, Inc. ("ProMIRA") in February 1998). The Company reported an actual net loss for the quarter ended February 28, 1999 of $71.2 million, or $2.66 per basic and diluted share, compared to a net loss of $21.9 million or $0.89 per basic and diluted share in the quarter ended February 28, 1998.

     "Although we reported a significant operating loss in the quarter, we accomplished our restructuring goals announced on January 19, 1999 and believe we have stabilized the business," said William M. Gibson, chairman and CEO of Manugistics. "Our success in the last half of the quarter shows that we have renewed client confidence in our core business of providing solutions that deliver rapid results to companies with dynamic supply chains. This is especially true regarding those that recognize the advantages available through an aggressive e-commerce strategy."

     "During the year, we have emerged as an early leader in e-commerce for supply chain connectivity with a focus on solutions that are easy to integrate, have high user flexibility, and can be quickly implemented," Gibson continued. "Supply chain efficiencies are clearly enhanced with effective e-commerce solutions and customers in the fourth quarter enthusiastically responded to our new e-Chain product offering."

     Manugistics generated software license revenues of $73.8 million and total revenues of $177.6 million for the year ended February 28, 1999. The Company reported a proforma net loss for the year of $54.1 million or $2.05 per basic and diluted share (excluding the impact of $36.9 million in charges related to acquisition and restructuring expenses and the deferred tax valuation allowance of $4.0 million), compared to proforma net income of $15.4 million or $0.66 per basic share and $0.59 per diluted share for the year ending February 28, 1998 (excluding the impact of a $47.3 million charge for purchased in-process R&D costs associated with the acquisition of ProMIRA). The Company reported an actual net loss for the year ended February 28, 1999 of $96.1 million, or $3.64 per basic and diluted share, compared to a net loss of $13.2 million or $0.56 per basic and diluted share in the year ended February 28, 1998.

     Gibson concluded, "We enter our new fiscal year having substantially completed our restructuring plan. We believe we have the right people, technology, and focus to successfully compete in today's dynamic environment."

Special Note
------------

     The Company is currently responding to a comment letter from the SEC that related to its Form 10-K for the year ended February 28, 1998. Specifically, the SEC is reviewing the Company's accounting and disclosure with respect to the allocation of the purchase price for the ProMIRA acquisition, including the in-process R&D charge resulting from that allocation. The Company believes that its accounting for acquired in-process R&D was proper and is in accordance with generally accepted accounting principles ("GAAP") and with industry practices in effect during 1998. However, the SEC review has not yet been completed, and there can be no assurance that the review will not result in a material change in reported earnings in fiscal 1998 and fiscal 1999.


Forward-Looking Statements
--------------------------

     This press release contains forward-looking statements that are subject to risks and uncertainties, and there are important factors that could cause actual results to differ materially from those anticipated by such statements. (Certain of such statements may be identified by use of words such as "anticipate," "believe," "estimate," "intend," "expect," or "future.") Most importantly, there are a number of important factors that could affect the Company's performance. Demand for the Company's supply chain management software products and the Company's quarterly operating results could be affected by business conditions or the general economy in domestic and international markets, the timely availability and acceptance of the Company's products, technological change, the timing and results of the Company's longer-term initiatives, the response of prospective customers to announced or commercially available products or pricing, competitors' announcements and other marketing activities, acquisitions or marketing relationships, the length of the Company's sales cycles, or the Company's ability to integrate acquired operations and technologies rapidly and effectively. The Company's expense levels are based largely on its expectations of future revenues, and if revenues were to be below expectations (as has occurred in the first three quarters of fiscal 1999), the Company's operating results would be affected. The timing of releases of the Company's software products can be affected by client needs, marketplace demands, technological advances, and competitors' activities. The expansion of the Company's operations into foreign markets, including the Asia/Pacific and South America regions, might be affected by general economic conditions in foreign countries, difficulties in staffing and managing international operations, changes in foreign currency exchange rates, and political and economic instability. For further information, please refer to the Company's Form 10-K for the year ended February 28, 1998, and other reports and documents subsequently filed with the Securities and Exchange Commission which are publicly available, copies of which may also be obtained by contacting the Company's Investor Relations department at 301-984-5409. The Company assumes no obligation to update the information contained in this press release.

Manugistics and the Manugistics logo are registered trademarks and Synchronized Supply Chain Management, Manugistics NetWORKS, and Supply Chain Compass are trademarks of Manugistics, Inc. Additional information about Manugistics can be found at the Company's site on the World Wide Web, at www.manugistics.com.
                                                      --------------------

                    MANUGISTICS GROUP, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                       February 28,                 February 28,
                                                           1999                         1998
                                                  ---------------------       -----------------------
                                                       (Unaudited)
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                             $ 20,725                       $ 19,891
   Marketable securities                                   22,637                         62,246
   Accounts receivable - net                               50,987                         59,584
   Other current assets                                    13,811                          5,218
                                                        ---------                      ---------
           Total current assets                           108,160                        146,939

PROPERTY AND EQUIPMENT - NET                               24,678                         21,142

NONCURRENT ASSETS:
   Software development costs - net                        20,544                         22,986
   Intangibles and other assets - net                      11,371                         16,555
   Deferred tax asset                                       9,240                         17,593
                                                        ---------                      ---------
TOTAL                                                    $173,993                       $225,215
                                                        =========                      =========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                      $  7,148                       $  8,918
   Accrued liabilities                                     21,635                         23,493
   Restructuring Accruals                                  24,904                              -
   Line of Credit                                           9,500                              -
   Deferred revenue                                        24,710                         18,546
                                                        ---------                      ---------
          Total current liabilities                        87,897                         50,957

LONG-TERM LIABILITIES                                         374                            512

STOCKHOLDERS' EQUITY                                       85,722                        173,746
                                                        ---------                      ---------
TOTAL                                                    $173,993                       $225,215
                                                        =========                      =========

                                     (more)

                   MANUGISTICS GROUP, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                     (In thousands, except per share data)

                                                                  Threee Months Ended              Fiscal Year Ended
                                                                      February 28,                    February 28,
                                                              -----------------------------  ----------------------------
                                                                   1999             1998        1999             1998
                                                              -----------     -------------  -----------     ------------
REVENUES:
   License fees                                                 $  15,185        $  41,872     $   73,802        $ 107,547
   Services                                                        25,272           21,456        103,762           72,716
                                                              -----------        ---------     ----------       ----------
     Total revenues                                                40,457           63,328        177,564          180,263
                                                              -----------        ---------     ----------       ----------


OPERATING EXPENSES:
   Cost of license fees                                             3,780            3,331         13,415           11,102
   Cost of services                                                12,852           10,262         50,585           33,213
   Sales and marketing                                             29,672           23,707        103,006           66,228
   Product development                                             11,883           11,293         49,389           32,794
   General and administrative                                       4,075            4,751         19,828           14,639
   Acquisition-related expenses                                         -                -          3,095                -
   Purchased research and development                                   -           47,340              -           47,340
   Restructuring costs                                             33,074                -         33,775               -
                                                              -----------        ---------     ----------       ----------
     Total operating expenses                                      95,336          100,684        273,093          205,316
                                                              -----------        ---------     ----------       ----------


(LOSS) INCOME FROM OPERATIONS                                     (54,879)         (37,356)       (95,529)         (25,053)

OTHER INCOME-NET                                                       80              965          2,362            2,863
                                                              -----------        ---------     ----------       ----------


NET (LOSS) INCOME BEFORE INCOME TAXES                             (54,799)         (36,391)       (93,167)         (22,190)

(BENEFIT) PROVISION FOR INCOME TAXES                               16,401          (14,518)         2,945           (9,025)
                                                              -----------        ---------     ----------       ----------


NET (LOSS) INCOME                                                ($71,200)        ($21,873)      ($96,112)        ($13,165)
                                                              ===========        =========     ==========       ==========


NET (LOSS) INCOME PER SHARE-BASIC                                  ($2.66)          ($0.89)        ($3.64)          ($0.56)
                                                              ===========        =========     ==========       ==========
NET (LOSS) INCOME PER SHARE-DILUTED                                ($2.66)          ($0.89)        ($3.64)          ($0.56)
                                                              ===========        =========     ==========       ==========


SHARES USED IN SHARE COMPUTATION
    BASIC                                                          26,755           24,633         26,402           23,484
    DILUTED                                                        26,755           24,633         26,402           23,484

PROFORMA FINANCIAL INFORMATION:
   PROFORMA NET (LOSS) INCOME                                    ($19,345) (a)   $   6,734       ($54,102) (a)   $  15,442

   PROFORMA (LOSS) INCOME PER SHARE-BASIC                          ($0.72) (a)   $    0.27         ($2.05) (a)   $    0.66
                                                              ===========        =========     ==========       ==========
   PROFORMA (LOSS) INCOME PER SHARE-DILUTED                        ($0.72) (a)   $    0.25         ($2.05)  (a)  $    0.59
                                                              ===========        =========     ==========       ==========


SHARES USED IN SHARE COMPUTATION
    BASIC                                                          26,755           24,633         26,402           23,484
    DILUTED                                                        26,755           27,342         26,402           26,305

(a) The proforma net (loss) income and related per share amounts for the three and twelve months ended February 28, 1999 reflect the operating results of the Company, excluding the impact of a Q3 charge of $0.7 million and a Q4 charge of $33.1 million for certain restructuring costs in connection with management's plan to reduce costs and improve operating efficiencies and the Q4 deferred tax valuation allowance of $18.8 million. These costs included, among other things, severance costs, facilities closing costs, and fixed asset write-offs resulting from the reduction in the Company's workforce. Also, the proforma net income and related per share amounts for the 12 months ended February 28, 1999, reflect the operating results of the Company, excluding the impact of a non-recurring charge of $3.1 million for certain acquisition-related expenses in connection with the business combination involving TYECIN Systems, Inc. These non-recurring costs included, among other things, investment banking, legal and accounting fees and expenses, and the write-off of certain capitalized software costs that had no realizable value. The proforma net income and related per share amounts for the three and twelve months ended February 28, 1998, reflect the operating results of the Company, excluding the impact of a non-recurring charge of $47.3 million related to purchased research and development for the ProMIRA acquisition.